LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED AUGUST 7, 2015

TO THE PROSPECTUS OF

CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO,

CLASS II

DATED MAY 1, 2015

The first sentence in the section of the Prospectus titled “More on fund management – Expense limitation” is replaced with the following text in order to disclose a lower expense limitation for Class II shares of the fund, which took effect as of August 3, 2015.

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 1.05% for Class II shares, subject to recapture as described below.

Please retain this supplement for future reference.

CBAX180417